                                      FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549

                                   CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  NOVEMBER _, 1995
                                                  (NOVEMBER 7, 1995)
                                                 ----------------------

                                      QMS, INC.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


         DELAWARE                       1-9348                 63-0737870
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


    ONE MAGNUM PASS, MOBILE ALABAMA                       36618
----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (334) 633-4300
                                                  ----------------------------

                                   NOT APPLICABLE
           --------------------------------------------------------------
           (Former name or former address, if changed since last report.)
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Item 5.     OTHER EVENTS
            ------------

      On November 7, 1995, QMS, Inc. (the "Company") entered into a Loan and Security Agreement (the "Loan Agreement") with Foothill Capital Corporation in the principal amount of $30,000,000. The Loan Agreement provides for a revolving line of credit in an amount not to exceed $30,000,000, with sub-facilities for
(a) a term loan in the amount of $1,750,000 (the "Term A Loan"), (b) letters of credit in an amount not to exceed $2,000,000 and (c) an additional term loan facility in a principal amount not to exceed $5,000,000 (the "Term B Loan"). The revolving line of credit and the ability to obtain letters of credit are limited by a borrowing base formula as more fully set forth in the Loan Agreement. The Term A Loan is to be repaid in equal monthly installments of $35,000, commencing on December 1, 1995. All of the obligations under the Loan Agreement bear interest at the Reference Rate (as defined in the Loan Agreement) plus 1.50%. As of the date hereof, the Term B Loan remains available to the Company until March 31, 1996, and can be used solely to repay certain existing indebtedness of the Company which is secured by the Company's headquarters facility. The initial proceeds of the credit facility were for general working capital purposes and to repay in full certain indebtedness of the Company held by AmSouth Bank, N.A., National Citibank, Kentucky, and NationsBank of Georgia, N.A. and certain indebtedness owed to Connecticut General Life Insurance Company. The Loan Agreement is attached hereto as Exhibit 1 and is incorporated by reference herein.

      The Loan Agreement is secured by all of the Company's assets other than real estate and is guaranteed by QMS Canada Inc. and QMS Circuits, Inc. The guarantees of QMS Canada Inc. and QMS Circuits, Inc. are secured by all of the assets of such persons, other than real estate. In addition, the Company has granted Foothill Capital Corporation a warrant to purchase up to 100,000 shares of the Company's common stock at an exercise price of $5.00 per share. The warrant is exercisable at any time from November 7, 1995 through November 7, 1999. The Company granted certain demand and piggy-back registration rights to the holder of the warrant and its transferees.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

C.    Exhibits.
      --------

      1. Loan and Security Agreement by and between QMS, Inc. and Foothill Capital Corporation dated as of November 7, 1995, together with forms of:

                                       2
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            (a)   Stock Pledge Agreement by and between QMS, Inc. and Foothill
                  Capital Corporation;

            (b) Term Note A in the original principal amount of $1,750,000 from QMS, Inc. in favor of Foothill Capital Corporation;

            (c) Term Note B in the original principal amount of $5,000,000 from QMS, Inc. in favor of Foothill Capital Corporation;

            (d) Trademark Security Agreement made by QMS, Inc. in favor of Foothill Capital Corporation;

            (e)   QMS, Inc. Warrant to Purchase 100,000 shares of Common
                  Stock;

            (f) General Security Agreement by and between QMS Canada Inc. and Foothill Capital Corporation;

            (g) General Continuing Guaranty by QMS Canada Inc. in favor of Foothill Capital Corporation;

            (h) Security Agreement by and between Foothill Capital Corporation and QMS Canada Inc.;

            (i) General Continuing Guaranty by QMS Circuits, Inc. in favor of Foothill Capital Corporation; and

            (j) Security Agreement between Foothill Capital Corporation and QMS Circuits, Inc.

                                       3
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                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          QMS, INC.


                                          By:    /s/ James L. Busby
                                              -------------------------------
                                              Name:  James L. Busby
                                                    -------------------------
                                              Title:     President
                                                    -------------------------


                                          Date:    November 20, 1995
                                                            --

                                       4
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                                 EXHIBIT INDEX


 Exhibit                                                            Sequential
 Number                        Description                          Page Number
 -------                       -----------                          -----------
    1 Loan and Security Agreement by and between QMS, Inc. and Foothill Capital Corporation dated as of November 7, 1995, together with forms of:


            (a)     Stock Pledge Agreement by and between
                    QMS, Inc. and Foothill Capital
                    Corporation;


            (b)     Term Note A in the original principal
                    amount of $1,750,000 from QMS, Inc. in
                    favor of Foothill Capital Corporation;


            (c)     Term Note B in the original principal
                    amount of $5,000,000 from QMS, Inc. in
                    favor of Foothill Capital Corporation;


            (d)     Trademark Security Agreement made by
                    QMS, Inc. in favor of Foothill Capital
                    Corporation;


            (e)     QMS, Inc. Warrant to Purchase 100,000
                    shares of Common Stock;


            (f)     General Security Agreement by and
                    between QMS Canada Inc. and Foothill
                    Capital Corporation;


            (g)     General Continuing Guaranty by QMS
                    Canada Inc. in favor of Foothill Capital
                    Corporation;


            (h)     Security Agreement by and between
                    Foothill Capital Corporation and QMS
                    Canada Inc.;


            (i)     General Continuing Guaranty by QMS
                    Circuits, Inc. in favor of Foothill Capital
                    Corporation; and


                                       5
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 Exhibit                                                            Sequential
 Number                        Description                          Page Number
 -------                       -----------                          -----------

            (j)     Security Agreement between Foothill
                    Capital Corporation and QMS Circuits,
                    Inc.

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